Petroleum Development Corporation
2007 Second Quarter Results
August 10, 2007
Steven R. Williams, CEO
Richard W. McCullough, CFO & Treasurer
NASDAQ GSM:PETD

Forward Looking Statements
This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the Company to meet its stated business goals.

Contact Information
Investor Relations
Petroleum Development Corporation
120 Genesis Boulevard, PO Box 26, Bridgeport, West Virginia 26330
Phone: 304.842.3597, Fax: 304.842.0913, www.petd.com

Company Snapshot
▪ Market Cap (08/09/07)	Ö Approx. $700 Million
▪ Proved Reserves (12/31/06)	Ö 323 Bcfe
➢ 500+ Bcfe (2007E)
▪ Production (2006)	Ö 16.9 Bcfe
➢ 28 Bcfe (2007E)
▪ Production (2Q07)	Ö 78% N. Gas / 22% Oil
▪ Total Shareholder Equity (12/31/06)	Ö $360.1 Million
▪ Diluted Average Shares Outstanding (2007)	Ö 14,860,000
➢ (Down 8%)
See Slide 2 regarding Forward Looking Statement

Second Quarter Highlights
▪  Record production of 6.44 Bcfe
▪  On track with 28 Bcfe guidance for 2007
▪  Adjusted Cash Flow from Operations and EBITDA up despite impacts of prices*
▪  Drilled a record 108 wells (gross)

* Adjusted cash flow from operations is defined as cash flow from operations before changes in assets and liabilities.  EBITDA is defined as Net Income + Interest Expense + Income Taxes + Depreciation, depletion, amortization These are non-GAAP measures.  See slide 21 for further information.

See Slide 2 regarding Forward Looking Statement

Impact of Price Changes
▪ Average 2Q07 price of $6.10 per Mcfe was $0.61 lower than 2Q06
o Excludes derivative gains and losses
▪ Average price for six months ended June 30, 2007 of $6.22 was $0.96 lower than the same period in 2006
▪ Prices reduced cash flow and earnings

    See Slide 2 regarding Forward Looking Statement

Energy Market Exposure
Percentage of Production by Market (Based on Mcfe)
▪ Oil	Ö 21.7%
▪ Northern Border	Ö 0.5%
▪ Midcontinent	Ö 15.9%
▪ Colorado Liquids	Ö 3.7%
▪ Nymex	Ö 12.4%
▪ Michigan	Ö 8.5%
▪ Colorado Interstate Gas	Ö 37.2%

See Slide 2 regarding Forward Looking Statement

CIG Basis
{Graphic}

Summary Financial Results
($ in millions, except for per share data)
	Second Quarter		Six Months Ended June 30
	2006	2007	2006	2007
Revenues	$64.7	$75.9	$147.5	$133.9
Total Expenses	$53.2	$71.7	$117.6	$126.0
Income from Operations	$11.6	$29.8	$29.9	$33.4
Net Income	$7.3	$18.1	$18.9	$20.6
Diluted Earnings Per Share	$0.45	$1.21	$1.17	$1.38

See Slide 2 regarding Forward Looking Statement

Revenue
▪ Increased production at record levels
▪ Other factors impacting revenue
o Lower oil & natural gas prices ($0.61 per Mcfe)
o Gain on lease sale not included ($25.6 million)

See Slide 2 regarding Forward Looking Statement

Net Income
▪  Net Income of $18.1 million
▪  Primary Drivers
o	Lower prices
o	Increased DD&A
o	Approximately $16 million after tax gain
o	$3.9 million exploration expenses

See Slide 2 regarding Forward Looking Statement

EBITDA
▪  Includes impact of lower gas prices and gain on leasehold sale
▪  EBITDA of $31.7 million, excluding the benefit of the $16 million after tax gain on leasehold sale, represents a 63% increase
▪  EBITDA = Net Income + Interest Expense + Income Taxes + Depreciation, depletion, amortization

See Slide 2 regarding Forward Looking Statement

Adjusted Cash Flow from Operations
▪  Increased despite lower prices
▪  Includes the impact of all non-cash items
▪  Adjusted cash flow from operations is defined as cash flow from operations before changes in assets and liabilities

See Slide 2 regarding Forward Looking Statement

DD&A
▪  Increased oil & gas production
▪  Higher cost reserve additions relative to historical reserves
▪  Cost of recent acreage acquisitions at current market rates
▪  Higher drilling and development costs

See Slide 2 regarding Forward Looking Statement

Increasing Production
▪ Record 6.4 Bcfe 2Q07
▪ On track to meet 28 Bcfe annual guidance
▪ Piceance Basin compressor station now on line
o Increases gross throughput from about 17 to 50 million cubic feet per day from Garden Gulch
o Other enhancement work underway

See Slide 2 regarding Forward Looking Statement

Increasing Estimated Proved Reserves
▪ Anticipate greater than 500 Bcfe proved reserves for YE 2007
o Additions through both the drill bit and acquisitions
▪ Active areas primarily in Colorado - Piceance, Wattenberg and Neco

See Slide 2 regarding Forward Looking Statement

Drilling Activity
{Graphic}

2007 Actual vs. Production Forecast
▪ Estimated 2007 Production of 28 Bcfe
o Six month production of 11.8 Bcfe
▪ Estimated 2007 Exit Rate approximately 100 MMcfd
▪ Compressor and pipeline work reducing back-log of wells awaiting turn-in in Grand Valley, Wattenberg and NECO areas
▪ Also improving deliverability

See Slide 2 regarding Forward Looking Statement

Continuing Our Success
▪  Low-risk resource plays
▪  Strong development inventory
▪  Proven multi-basin operator
▪  Strong balance sheet
▪  Skilled and experienced management and technical team

See Slide 2 regarding Forward Looking Statement

2007 Production Forecast

2007 Forecast by Area (MMcfe)
			Forecast
Area	1Q Actual	2Q Actual	1Q	2Q	3Q	4Q	2007
Rocky Mtn	4,290	5,322	4,435	5,041	6,794	7,405	23,675
Appalachian	617	687	625	640	680	689	2,634
Michigan	426	427	415	424	456	459	1,754
Company Total	5,333	6,436	5,475	6,104	7,931	8,553	28,063

Rocky Mountain Forecast by Area (MMcfe)
			Forecast
Area	1Q Actual	2Q Actual	1Q	2Q	3Q	4Q	2007
Wattenberg	2,209	2,623	2,314	2,586	3,149	3,361	11,410
Grand Valley	1,246	1,590	1,064	1,245	2,086	2,094	6,490
NECO	677	942	834	954	1,203	1,492	4,483
North Dakota	158	165	224	256	355	458	1,293
Rocky Mountain Total	4,290	5,321	4,435	5,041	6,794	7,405	23,675

Forecasted numbers are from presentation to Analysts on January 22, 2007

Major Operating Area Highlights
•	Wattenberg Area production shortfall due to weather related issues, production not “lost” but delayed
•	Grand Valley production positively impacted by facility improvements and greater # of wells inline
•	NECO Area production difference due to fewer wells inline than anticipated

See Slide 2 regarding Forward Looking Statement

EBITDA  & Adjusted Cash Flow from Operations Reconciliation ($ in thousands)
EBITDA	2002	2003	2004	2005	2006	06/30/07	2Q06	2Q07
Net Income	$8,881	$20,413	$33,228	$41,452	$237,772	$20,552	$7,280	$18,051
Interest	1,505	816	238	217	2,443	2,281	436	1,450
Income Taxes	3,186	11,934	20,250	24,676	149,637	12,185	4,192	10,749
Depreciation	12,602	15,313	18,156	21,116	33,735	30,503	7,605	17,428
EBITDA	$26,174	$48,476	$71,872	$87,461	$423,587	$65,521	$19,513	$47,678

Management believes EBITDA is relevant because it is a measure of cash available to fund the Company’s capital expenditures and service its debt and is a widely used industry metric which allows comparability of our results with our peers.

Adjusted Cash Flow Operations	2002	2003	2004	2005	2006	6/30/2007	2Q06	2Q07
Net Cash Used in Operating Activities	$28,173	$73,608	$73,301	$112,372	$67,390	-$76,385	-$16,698	-$43,647
Changes in Assets & Liabilities to Operations	-2,875	-26,691	-10,786	-38,815	-37,554	112,950	31,905	60,418
Adjusted Cash Flow from Operations	$25,298	$46,917	$62,515	$73,557	$29,836	$36,565	$15,207	$16,771

Management believes Adjusted Cash Flow from Operations is relevant because it is a measure of cash available to fund the Company’s capital expenditures and service its debt.  Management also believes Adjusted Cash Flow  from Operations is a useful measure for estimating the value of the Company’s operations.

See Slide 2 regarding Forward Looking Statement

Petroleum Development Corporation
2007 Second Quarter Results
August 10, 2007
Steven R. Williams, CEO
Richard W. McCullough, CFO & Treasurer
NASDAQ GSM:PETD